UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31

Date of reporting period:	02/28/2007

The following N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

PCE.0047SA0207 4/25/07 1:28 PM Page 2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

PCE.0047SA0207 4/25/07 1:28 PM Page 1

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
28	Information About the Review
and Approval of the Fund’s
Investment Management Agreement

FOR MORE INFORMATION

Back Cover

PCE.0047SA0207 4/25/07 1:28 PM Page 2

The Fund

Dreyfus Premier
Core Equity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Core Equity Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s sub-investment adviser.

Thank you for your continued confidence and support.

2

PCE.0047SA0207 4/25/07 1:28 PM Page 3

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 4.35% for Class A shares, 4.01% for Class B shares, 3.98% for Class C shares, 4.51% for Class R shares and 4.27% for Class T shares.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced an 8.93% total return.2

Stocks generally rallied before encountering heightened volatility at the end of the reporting period. Although large, multinational corporations participated in the rally, smaller companies generally fared better. As a result, the fund produced lower returns than its benchmark. Good results from consumer discretionary holdings were offset by lagging performance in the consumer staples, energy, health care and industrials sectors.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer.Using fundamental analysis,the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth.The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund3

PCE.0047SA0207 4/25/07 1:28 PM Page 4

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Investors’ concerns regarding robust economic growth, intensifying inflation concerns and rising interest rates began to subside early in the reporting period as housing markets cooled and energy prices fell.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook when it refrained from raising interest rates after more than two years of rate hikes.These factors, together with expectations of an economic “soft landing” and strong corporate earnings, helped fuel a rally through the end of February, when turbulence in Chinese equity markets triggered a sharp U.S. market correction.

Although we saw evidence that investors were growing more risk-averse as the economy slowed, they generally continued to favor riskier, smaller-cap companies. Because the fund primarily invests in multinational corporate giants, its returns trailed the S&P 500 Index.

Nonetheless, the fund participated in the market rally to a significant degree. Holdings in the consumer discretionary sector contributed positively to the fund’s relative performance, led by publisher McGraw-Hill Cos., which benefited from ongoing strength in its textbook and financial divisions. Media conglomerate News Corp. gained value due to good results from its cable television division and its acquisition of the popular “MySpace”Internet site.Retailer Target advanced when concerns regarding possible weakness in consumer spending proved to be overblown.

Relatively heavy exposure to energy companies and some disappointing stock selections within the sector detracted from relative performance as crude oil and natural gas prices retreated from the record highs established over the summer of 2006. However, the fund’s holdings of major integrated oil companies, such as Exxon Mobil and Chevron, continued to produce robust earnings, mainly because their diversified operations provided a degree of protection from fluctuating oil and gas prices.

The fund received relatively disappointing contributions from the consumer staples area, primarily due to company-specific issues affecting a few holdings. Pharmacy chain Walgreens was hurt by intensifying competitive pressures, while Whole Foods Market issued lower-than-

PCE.0047SA0207 4/25/07 1:28 PM Page 5

expected earnings guidance as a result of the unexpectedly high costs of new stores.The health care area also detracted from relative performance, which we attribute mainly to negative results in clinical trials from a promising new drug from Pfizer. Finally, in the industrials sector, returns from Emerson Electric and General Electric languished due to concerns about earnings growth in a slower economy.

What is the fund’s current strategy?

We have continued to invest in leading corporations for the long term. However, we eliminated the fund’s positions in media companies Viacom and CBS Corp, which was spun off from Viacom in 2006, due to disappointing financial results and expectations of low earnings growth, respectively.We added positions in payroll processor Automatic Data Processing, organic grocer Whole Foods Market and wireless communications companies Qualcomm and Sprint Nextel during the reporting period. We believe that the economy is transitioning to a slower-growth environment, which we expect to favor well-established companies that have demonstrated their ability to produce consistent earnings under a variety of economic conditions.

March 15, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co., the fund’s sub-
investment adviser, pursuant to an undertaking in effect through April 4, 2008. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

PCE.0047SA0207 4/25/07 1:28 PM Page 6

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.33	$ 10.12	$ 10.12	$ 5.07	$ 7.60
Ending value (after expenses)	$1,043.50	$1,040.10	$1,039.80	$1,045.10	$1,042.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.26	$ 9.99	$ 9.99	$ 5.01	$ 7.50
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,019.84	$1,017.36

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for
Class C, 1.00% for Class R and 1.50% from Class T Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PCE.0047SA0207 4/25/07 1:28 PM Page 7

STATEMENT	OF INVESTMENTS
February 28, 2007	(Unaudited)

Common Stocks—99.5%	Shares	Value ($)

Banks—5.2%
Bank of America	95,000	4,832,650
HSBC Holdings, ADR	35,000 [a]	3,066,000
SunTrust Banks	34,000	2,866,540
		10,765,190
Capital Goods—7.6%
Emerson Electric	120,000	5,170,800
General Electric	298,000	10,406,160
		15,576,960
Consumer Services—1.6%
Hilton Hotels	45,000	1,588,500
McDonald’s	40,000	1,748,800
		3,337,300
Diversified Financial Services—10.8%
American Express	73,000	4,151,510
Ameriprise Financial	16,000	935,360
Citigroup	158,233	7,974,943
JPMorgan Chase & Co.	90,000	4,446,000
Merrill Lynch & Co.	55,000	4,602,400
		22,110,213
Energy—18.0%
BP, ADR	47,000	2,897,080
Chevron	121,000	8,301,810
ConocoPhillips	70,000	4,579,400
Exxon Mobil	190,060	13,623,501
Halliburton	50,000	1,544,000
Occidental Petroleum	40,000	1,847,200
Royal Dutch Shell, Cl. A, ADR	50,000	3,250,500
Total, ADR	8,000	538,560
		36,582,051

The Fund7

PCE.0047SA0207 4/25/07 1:28 PM Page 8

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Food & Staples Retailing—6.1%
Wal-Mart Stores	82,000	3,960,600
Walgreen	162,000	7,243,020
Whole Foods Market	25,000	1,194,250
		12,397,870
Food, Beverage & Tobacco—17.8%
Altria Group	160,000	13,484,800
Anheuser-Busch Cos.	43,000	2,110,440
Coca-Cola	180,000	8,402,400
Nestle, ADR	60,050	5,594,258
PepsiCo	107,000	6,757,050
		36,348,948
Health Care Services—.8%
UnitedHealth Group	30,000	1,566,000
Household & Personal Products—4.9%
Estee Lauder Cos., Cl. A	30,000	1,436,400
Procter & Gamble	135,000	8,571,150
		10,007,550
Insurance—1.3%
American International Group	40,580	2,722,918
Materials—.8%
Praxair	25,000	1,542,250
Media—6.0%
McGraw-Hill Cos.	120,000	7,753,200
News, Cl. A	200,200	4,510,506
		12,263,706
Pharmaceuticals & Biotechnology—7.8%
Abbott Laboratories	70,000	3,823,400
Eli Lilly & Co.	35,000	1,842,400

8

PCE.0047SA0207 4/25/07 1:28 PM Page 9

Common Stocks (continued)	Shares	Value ($)

Pharmaceuticals & Biotechnology (continued)
Johnson & Johnson	90,000	5,674,500
Merck & Co.	30,000	1,324,800
Pfizer	130,350	3,253,536
		15,918,636
Retailing—2.3%
Home Depot	50,000	1,980,000
Target	45,000	2,768,850
		4,748,850
Semiconductors & Equipment—3.2%
Intel	325,000	6,451,250
Software & Services—3.1%
Automatic Data Processing	30,000	1,493,700
Microsoft	170,000	4,788,900
		6,282,600
Telecommunications—1.0%
QUALCOMM	25,000	1,007,000
Sprint Nextel	50,000	964,000
		1,971,000
Transportation—1.2%
United Parcel Service, Cl. B	35,000	2,456,650
Total Common Stocks
(cost $152,603,621)		203,049,942

Other Investment—.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $467,000)	467,000 [b]	467,000

T h e F u n d 9

PCE.0047SA0207 4/25/07 1:28 PM Page 10

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $3,115,000)	3,115,000 [b]	3,115,000

Total Investments (cost $156,185,621)	101.2%	206,631,942

Liabilities, Less Cash and Receivables	(1.2%)	(2,630,915)

Net Assets	100.0%	204,001,027

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $3,066,000 and the total market value of the collateral held by the fund is $3,115,000.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Energy	18.0	Software & Services	3.1
Food, Beverage & Tobacco	17.8	Retailing	2.3
Diversified Financial Services	10.8	Money Market Investments	1.7
Pharmaceuticals & Biotechnology	7.8	Consumer Services	1.6
Capital Goods	7.6	Insurance	1.3
Food & Staples Retailing	6.1	Transportation	1.2
Media	6.0	Telecommunications	1.0
Banks	5.2	Health Care Services	.8
Household & Personal Products	4.9	Materials	.8
Semiconductors & Equipment	3.2		101.2

† Based on net assets.
See notes to financial statements.

PCE.0047SA0207 4/25/07 1:28 PM Page 11

STATEMENT	OF ASSETS	AND	LIABILITIES
February 28, 2007	(Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $3,066,000)—Note 1(b):
Unaffiliated issuers	152,603,621	203,049,942
Affiliated issuers	3,582,000	3,582,000
Cash		99,578
Dividends receivable		650,803
Receivable for shares of Capital Stock subscribed		221,335
		207,603,658

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		267,777
Liability for securities on loan—Note 1(b)		3,115,000
Payable for shares of Capital Stock redeemed		219,803
Interest payable		51
		3,602,631

Net Assets ($)		204,001,027

Composition of Net Assets ($):
Paid-in capital		158,501,316
Accumulated undistributed investment income—net		287,411
Accumulated net realized gain (loss) on investments		(5,234,021)
Accumulated net unrealized appreciation
(depreciation) on investments		50,446,321

Net Assets ($)		204,001,027

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	89,980,251	37,830,893	72,630,960	110,469	3,448,454
Shares Outstanding	5,468,293	2,333,076	4,485,393	6,595	211,272

Net Asset Value Per Share ($)	16.45	16.22	16.19	16.75	16.32

See notes to financial statements.

T h e F u n d 11

PCE.0047SA0207 4/25/07 1:28 PM Page 12

STATEMENT	OF OPERATIONS
Six Months Ended	February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,958 foreign taxes withheld at source):
Unaffiliated issuers	2,358,844
Affiliated issuers	18,730
Income from securities lending	4,188
Total Income	2,381,762
Expenses:
Management fee—Note 3(a)	1,112,679
Distribution and service fees—Note 3(b)	668,819
Loan commitment fees—Note 2	1,106
Interest expense—Note 2	645
Total Expenses	1,783,249
Less—reduction in management fee
due to undertaking—Note 3(a)	(101,153)
Net Expenses	1,682,096
Investment Income—Net	699,666

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	735,649
Net unrealized appreciation (depreciation) on investments	6,714,019
Net Realized and Unrealized Gain (Loss) on Investments	7,449,668
Net Increase in Net Assets Resulting from Operations	8,149,334

See notes to financial statements.

PCE.0047SA0207 4/25/07 1:28 PM Page 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income—net	699,666	1,436,139
Net realized gain (loss) on investments	735,649	2,361,096
Net unrealized appreciation
(depreciation) on investments	6,714,019	11,173,871
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,149,334	14,971,106

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(999,464)	(710,903)
Class B shares	(145,632)	(238,932)
Class C shares	(321,984)	(363,314)
Class R shares	(1,722)	(885)
Class T shares	(30,069)	(19,703)
Total Dividends	(1,498,871)	(1,333,737)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	10,153,409	14,155,918
Class B shares	335,500	1,210,864
Class C shares	12,130,083	8,358,936
Class R shares	5,917	10,656
Class T shares	124,150	736,124
Dividends reinvested:
Class A shares	710,465	513,073
Class B shares	106,842	174,521
Class C shares	160,658	181,257
Class R shares	1,426	719
Class T shares	26,901	19,169
Cost of shares redeemed:
Class A shares	(8,706,049)	(31,522,078)
Class B shares	(4,324,691)	(11,420,174)
Class C shares	(6,169,415)	(20,727,686)
Class R shares	(22,458)	(1,428)
Class T shares	(137,412)	(701,658)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,395,326	(39,011,787)
Total Increase (Decrease) in Net Assets	11,045,789	(25,374,418)

Net Assets ($):
Beginning of Period	192,955,238	218,329,656
End of Period	204,001,027	192,955,238
Undistributed investment income—net	287,411	1,086,616

T h e F u n d 13

PCE.0047SA0207 4/25/07 1:28 PM Page 14

STATEMENT OF CHANGES IN NET ASSETS(continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	615,235	938,508
Shares issued for dividends reinvested	42,696	34,038
Shares redeemed	(526,292)	(2,093,936)
Net Increase (Decrease) in Shares Outstanding	131,639	(1,121,390)

Class B [a]
Shares sold	20,611	81,554
Shares issued for dividends reinvested	6,503	11,720
Shares redeemed	(264,769)	(769,430)
Net Increase (Decrease) in Shares Outstanding	(237,655)	(676,156)

Class C
Shares sold	747,527	562,940
Shares issued for dividends reinvested	9,796	12,181
Shares redeemed	(378,909)	(1,400,825)
Net Increase (Decrease) in Shares Outstanding	378,414	(825,704)

Class R
Shares sold	351	697
Shares issued for dividends reinvested	84	47
Shares redeemed	(1,341)	(91)
Net Increase (Decrease) in Shares Outstanding	(906)	653

Class T
Shares sold	7,453	49,250
Shares issued for dividends reinvested	1,628	1,281
Shares redeemed	(8,463)	(47,350)
Net Increase (Decrease) in Shares Outstanding	618	3,181

[a]	During the period ended February 28, 2007, 53,138 Class B shares representing $877,634 were automatically converted to 52,379 Class A shares and during the period ended August 31, 2006, 90,665 Class B shares representing $1,341,475 were automatically converted to 89,336 Class A shares.
See notes to financial statements.

PCE.0047SA0207 4/25/07 1:28 PM Page 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2007			Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value,
beginning of period	15.94	14.81	13.95	12.91	12.81	14.49
Investment Operations:
Investment income—net [b]	.09	.17	.20	.10	.09	.05
Net realized and unrealized
gain (loss) on investments	.61	1.08	.82	1.02	.04	(1.68)
Total from Investment Operations	.70	1.25	1.02	1.12	.13	(1.63)
Distributions:
Dividends from
investment income—net	(.19)	(.12)	(.16)	(.08)	(.03)	(.05)
Net asset value, end of period	16.45	15.94	14.81	13.95	12.91	12.81

Total Return (%) [c]	4.35[d]	8.45	7.35	8.67	1.05	(11.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[d]	1.36	1.35	1.35	1.35	1.35
Ratio of net expenses
to average net assets	.62[d]	1.30	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	.55[d]	1.13	1.39	.72	.72	.34
Portfolio Turnover Rate	2.06[d]	.88	3.89	2.21	.93	9.07

Net Assets, end of period
($ x 1,000)	89,980	85,054	95,660	102,518	88,746	47,336

[a]	The fund changed to a five class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The	Fund	15

PCE.0047SA0207 4/25/07 1:28 PM Page 16

FINANCIAL HIGHLIGHTS(continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value,
beginning of period	15.65	14.62	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.03	.06	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	.60	1.05	.82	1.00	.03	(1.84)
Total from Investment Operations	.63	1.11	.91	1.00	.03	(1.85)
Distributions:
Dividends from
investment income—net	(.06)	(.08)	(.05)	(.01)	(.03)	—
Net asset value, end of period	16.22	15.65	14.62	13.76	12.77	12.77

Total Return (%) [d]	4.01[e]	7.60	6.65	7.81	.26	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[e]	2.11	2.10	2.10	2.10	.80[e]
Ratio of net expenses
to average net assets	.99[e]	2.05	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.17[e]	.38	.64	(.03)	(.03)	(.07)[e]
Portfolio Turnover Rate	2.06[e]	.88	3.89	2.21	.93	9.07

Net Assets, end of period
($ x 1,000)	37,831	40,222	47,455	50,172	39,290	8,233

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

PCE.0047SA0207 4/25/07 1:28 PM Page 17

Six Months Ended
February 28, 2007			Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value,
beginning of period	15.64	14.61	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.03	.06	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	.59	1.05	.81	1.01	.03	(1.84)
Total from Investment Operations	.62	1.11	.90	1.01	.03	(1.85)
Distributions:
Dividends from
investment income—net	(.07)	(.08)	(.05)	(.02)	(.03)	—
Net asset value, end of period	16.19	15.64	14.61	13.76	12.77	12.77

Total Return (%) [d]	3.98[e]	7.60	6.58	7.88	.25	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[e]	2.11	2.10	2.10	2.10	.80[e]
Ratio of net expenses
to average net assets	.99[e]	2.05	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.18[e]	.38	.63	(.03)	(.03)	(.08)[e]
Portfolio Turnover Rate	2.06[e]	.88	3.89	2.21	.93	9.07

Net Assets, end of period
($ x 1,000)	72,631	64,230	72,062	73,690	52,613	9,046

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

The Fund17

PCE.0047SA0207 4/25/07 1:28 PM Page 18

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2007			Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value,
beginning of period	16.24	15.06	13.97	12.90	12.81	14.62
Investment Operations:
Investment income—net [b]	.12	.22	.26	.13	.11	.03
Net realized and unrealized
gain (loss) on investments	.62	1.09	1.03	1.04	.05	(1.84)
Total from Investment Operations	.74	1.31	1.29	1.17	.16	(1.81)
Distributions:
Dividends from
investment income—net	(.23)	(.13)	(.20)	(.10)	(.07)	—
Net asset value, end of period	16.75	16.24	15.06	13.97	12.90	12.81

Total Return (%)	4.51[c]	8.72	9.29	9.13	1.26	(12.38)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55[c]	1.11	1.10	1.10	1.13	.42[c]
Ratio of net expenses
to average net assets	.50[c]	1.05	1.10	1.10	1.13	.42[c]
Ratio of net investment income
to average net assets	.67[c]	1.41	1.79	1.01	.93	.23[c]
Portfolio Turnover Rate	2.06[c]	.88	3.89	2.21	.93	9.07

Net Assets, end of period
($ x 1,000)	110	122	103	596	1	1

a	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
b	Based on average shares outstanding at each month end.
c	Not annualized.
See notes to financial statements.

PCE.0047SA0207 4/25/07 1:28 PM Page 19

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value,
beginning of period	15.79	14.70	13.86	12.84	12.79	14.62
Investment Operations:
Investment income—net [b]	.07	.13	.16	.07	.06	.01
Net realized and unrealized
gain (loss) on investments	.61	1.06	.82	1.01	.03	(1.84)
Total from Investment Operations	.68	1.19	.98	1.08	.09	(1.83)
Distributions:
Dividends from
investment income—net	(.15)	(.10)	(.14)	(.06)	(.04)	—
Net asset value, end of period	16.32	15.79	14.70	13.86	12.84	12.79

Total Return (%) [c]	4.27[d]	8.14	7.14	8.39	.74	(12.52)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[d]	1.61	1.60	1.60	1.60	.61[d]
Ratio of net expenses
to average net assets	.74[d]	1.55	1.60	1.60	1.60	.61[d]
Ratio of net investment income
to average net assets	.42[d]	.89	1.12	.51	.47	.13[d]
Portfolio Turnover Rate	2.06[d]	.88	3.89	2.21	.93	9.07

Net Assets, end of period
($ x 1,000)	3,448	3,327	3,050	2,527	1,031	403

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund19

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NOTES TO FINANCIAL STATEMENTS(Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to achieve long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and

PCE.0047SA0207 4/25/07 1:28 PM Page 21

permitted exchanges of Class B shares. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of

The Fund21

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to

PCE.0047SA0207 4/25/07 1:28 PM Page 23

income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe

The Fund23

PCE.0047SA0207 4/25/07 1:28 PM Page 24

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $5,969,670 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010, $1,280,759 expires in fiscal 2011, $333,454 expires in fiscal 2012, $2,634,583 expires in fiscal 2013 and $459,649 expires in fiscal 2014.

The tax character of current year distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $1,333,737.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28, 2007 was approximately $22,500, with a related weighted average annualized interest rate of 5.77% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid

PCE.0047SA0207 4/25/07 1:28 PM Page 25

monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets.A portion of the fund’s management fee, in the amount of .10% of the fund’s average daily net assets, is being waived from September 1, 2006 until April 4, 2008. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its management fee received from the fund. Dreyfus will, in turn, pass that waiver onto the fund.The reduction in management fee, pursuant to the undertakings, amounted to $101,153 during the period ended February 28, 2007. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to

The Fund25

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its Management fee received from the fund.

During the period ended February 28, 2007, the Distributor retained $19,607 and $15 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $52,000 and $3,076 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $111,180, $149,266, $262,572 and

PCE.0047SA0207 4/25/07 1:28 PM Page 27

$4,261, respectively, pursuant to their respective Plans. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $49,755, $87,524 and $4,261, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $177,370, Rule 12b-1 distribution plan fees $83,996 and shareholder services plan fees $22,536 which are offset against an expense reimbursement currently in effect in the amount of $16,125.

(c) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $7,071,047 and $4,163,657 respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $50,446,321, consisting of $54,657,398 gross unrealized appreciation and $4,211,077 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

The Fund 27

PCE.0047SA0207 4/25/07 1:28 PM Page 28

INFORMATION	ABOUT		THE REVIEW AND
APPROVAL	OF	THE	FUND’ S	INVESTMENT
MANAGEMENT		AGREEMENT		(Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval, through its annual renewal date of April 4, 2008, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size.

PCE.0047SA0207 4/25/07 1:28 PM Page 29

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, front-end load, large-cap, core funds (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group medians and below the Performance Universe medians for the 1- to 5-year time periods ended November 30, 2006.The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s performance, particularly during periods when the fund had 4th or 5th quintile rankings (the 5th quintile being the lowest performance ranking). Representatives of the Manager and Sarofim & Co. noted that high quality, mega-cap stocks had been out of favor for a long period of time but appear to have come back in favor.The Manager provided the Board with the fund’s total return performance and the quartile, percentile and rank (as provided by Lipper) of the fund’s total return within its Lipper category for the three-month, six-month, and one-year periods ended December 31, 2006. Representatives of Sarofim &

The Fund 29

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INFORMATION ABOUT THE REVIEW AND	APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT	AGREEMENT (Unaudited) (continued)

Co. noted that the fund’s total return was in Lipper’s 1st or 2nd quartile (the 1st quartile being the highest performance) during those peri-ods.The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund was the only fund in the comparison group of funds with a “unitary fee” structure. The Board members noted that the fund’s expense ratio was higher than the fund’s Expense Group and Expense Universe medians. A representative of the Manager informed the Board members that the fund’s total expense ratio, as reported by Lipper, was as of November 30, 2006 and did not fully reflect the voluntary waiver by Sarofim & Co. of a portion of its sub-investment advisory fee (such fee paid by the Manager which, in turn, is waiving the same amount of the fund’s management fee paid by the fund) in the amount of .10% of the value of the fund’s average daily net assets which was put in place as of February

7, 2006 and continues until April 4, 2007. The waiver amount is approximately 33% of the sub-investment advisory fee Sarofim & Co. would otherwise be paid under the Sub-Investment Advisory Agreement with the Manager. Representatives of the Manager, Sarofim

& Co. and the Board members agreed that the voluntary waiver by Sarofim & Co. would be extended until April 4, 2008.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the

PCE.0047SA0207 4/25/07 1:28 PM Page 31

Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant cir-

The Fund31

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INFORMATION ABOUT THE REVIEW AND	APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT	AGREEMENT (Unaudited) (continued)

cumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the ser-
vices provided by the Manager and Sarofim & Co. are adequate and appropriate.

PCE.0047SA0207 4/25/07 1:28 PM Page 33

  The Board noted that the fund’s recent short-term performance had improved, but remained concerned with the fund’s longer-term per- formance.However,the Board understood that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high quality mega-cap companies, and that, in the long-term, such companies have been out of favor while, in the short-term, such companies have been in favor.
  While management assured the Board members that portfolio man- agement had been consistent with the strategy description in fund materials and Sarofim & Co.’s stated investment style, the Board determined to continue to closely monitor performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the consid- erations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

T h e F u n d 33

PCE.0047SA0207 4/25/07 1:28 PM Page 34

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

Date: April 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: April 25, 2007

Date: April 25, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)